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                                                                       EXHIBIT 2

CUSIP No. 303 901 102

                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13G

     The undersigned agree as follows:

     (i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

     (ii) each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

     Dated February 14, 2007

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                                        V. PREM WATSA


                                        /s/ V. Prem Watsa
                                        ----------------------------------------


                                        1109519 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        THE SIXTY TWO INVESTMENT COMPANY
                                        LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President


                                        810679 ONTARIO LIMITED


                                        By: /s/ V. Prem Watsa
                                            ------------------------------------
                                        Name: V. Prem Watsa
                                        Title: President